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                                                                   EXHIBIT 10(D)
                                Amendment No. 1
                                       to
                               Purchase Agreement

         This Amendment No. 1 to Purchase Agreement dated as of December 23, 1991 (the "Purchase Agreement") between United States Leasing International, Inc., a Delaware corporation ("Seller") and USLI Fleet Financing, Inc., a Delaware Corporation ("Buyer") is entered into as of February 12, 1992.

         The parties hereto agree as follows:

         1. Section 2.02(b) is hereby amended by inserting at the end of such subsection the following:

                 "or (iii) with respect to Purchases occurring in February and March 1992, shares of Common Stock of Buyer or a combination of shares of Common Stock and cash (payable in the manner set forth in clause (i) above), in each case having a value equal to the Fair Market Value of the Purchased Assets sold to Buyer on such day.

         2. Section 4.01(c) is amended by deleting the "(" appearing in line 5 and the ")" appearing in line 6 and by inserting the following after the word "which" in line 6:

                 "(other than the filings described in clause (ii))"

         3. Except as set forth herein, all terms of the Purchase Agreement shall remain in full force and effect. From and after the date hereof, the term "Purchase Agreement" shall refer to the Purchase Agreement as amended by this Amendment No. 1.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto ,duly authorized, as of the date first above written.

                                  UNITED STATES LEASING INTERNATIONAL, INC.

                                  By: /s/
                                  Name: Robert A. Keyez, Jr.
                                  Title: Vice President

                                  By: /s/
                                  Name: Frank H. Mason
                                  Title: Executive Vice President

                                  USLI FLEET FINANCING, INC.

                                  By: /s/
                                  Name: Lynn K. Ducken
                                  Title: Treasurer

                                  By: /s/
                                  Name: Frank H. Mason
                                  Title: Executive Vice President

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Pursuant to the provisions of Section 5.01(p) of the Asset Purchase Agreement
amonq USLI Fleet Financing Inc. ("Seller"), Asset Securitization Cooperative Corporation, Canadian Imperial Bank of Commerce ("CIBC"), as Servicing Agent (the "Servicing Agent") and United States Leasing International, Inc. as Collection Agent (the "Collection Agent") and pursuant to the provisions of
Section 5.01(p) of the Asset Purchase Agreement among Seller, CIBC as Secondary Purchaser and as Servicing Agent and the Collection Agent, Asset Securitization cooperative Corporation and CIBC as Servicing Agent and as Secondary Purchaser hereby acknowledge receipt of the foregoing Amendment No. I to Purchase Agreement and consent to Buyer entering into such Amendment No. 1.

Dated as of February 12,  1992.

                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    as Servicing Agent and as Secondary
                                    Purchaser


                                    By:
                                    Title:


                                    ASSET SECURITIZATION COOPERATIVE
                                    CORPORATION

                                    By:
                                    Title: